UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2025

CARLYLE SECURED LENDING III

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01410	86-6498423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400
New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On March 27, 2025, Carlyle Secured Lending, Inc., a Maryland corporation (“CGBD”), completed its previously announced acquisition of Carlyle Secured Lending III, a Delaware statutory trust (“CSL III” or the “Company”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 2, 2024, as amended, by and among CGBD, CSL III, Blue Fox Merger Sub, Inc., a Maryland corporation and wholly-owned subsidiary of CGBD (“Merger Sub”), and, solely for the limited purposes set forth therein, CSL III Advisor, LLC, a Delaware limited liability company and investment adviser to CSL III (“CSL III Advisor”), and Carlyle Global Credit Investment Management, L.L.C., a Delaware limited liability company and investment adviser to CGBD (“CGCIM,” together with CSL III Advisor, the “Advisors”). Pursuant to the Merger Agreement, Merger Sub was first merged with and into CSL III, with CSL III continuing as the surviving company and as a wholly-owned subsidiary of CGBD (the “Merger”) and, immediately thereafter, CSL III was then merged with and into CGBD, with CGBD continuing as the surviving company (together with the Merger, the “Mergers”).

In accordance with the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each common share of beneficial interest, $0.001 par value per share, of CSL III issued and outstanding immediately prior to the Effective Time (other than shares owned by CGBD or any of its consolidated subsidiaries) was converted into the right to receive 1.2137 shares of common stock, par value $0.01 per share, of CGBD (“CGBD Common Stock”) and, if applicable, cash (without interest) in lieu of fractional shares of CGBD Common Stock. As a result of the Mergers, CGBD issued an aggregate of approximately 18,935,108 shares of CGBD Common Stock to former CSL III shareholders.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K filed on August 5, 2024, and the Amendment to the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K filed on January 3, 2025, each of which is incorporated herein by reference.

Item 3.03 – Material Modification to Rights of Security Holders.

The information required by Item 3.03 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.01 – Changes in Control of Registrant.

The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, (i) each of the named executive officers and trustees of CSL III ceased to be named executive officers and trustees of CSL III, respectively, and (ii) the director and officers of Merger Sub as of immediately prior to the Effective Time became the named executive officers and trustees of CSL III.

Item 7.01.	Regulation FD Disclosure.

In connection with the closing of the Mergers, the closing price per share of CGBD Common Stock on the Nasdaq Global Select Market of $16.68 on March 25, 2025 was determined to be less than 11% greater than the net asset value per share of CGBD as of March 25, 2025; and the net asset value per share of CSL III as of March 25, 2025 was estimated to be $20.22. In accordance with the terms of the Merger Agreement, CGBD and CSL III calculated the Exchange Ratio (as defined in the Merger Agreement) by first comparing the ratio of the closing price of CGBD Common Stock on the Nasdaq Global Select Market as of March 25, 2025, which was the Determination Date (as defined in the Merger Agreement), to the net asset value per share of CGBD as of the Determination Date, and specifically whether such ratio is (i) less than or equal to 100%; (ii) in excess of 100% but less than 111%; or (iii) equal to or in excess of 111%.

The determinations of the net asset value per share of CGBD and the net asset value per share of CSL III described in this report were made pursuant to the requirements of, and solely for the purposes of, the Merger Agreement. Such net asset values were not reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of CGBD’s or CSL III’s financial results. The net asset value per share of CGBD as of March 25, 2025 may not be indicative of the actual net asset value per share of CGBD as of March 31, 2025.

On March 26, 2025, CGBD and CSL III issued a joint press release announcing the voting results at the special meeting of stockholders of CGBD. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibits 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” by CSL III for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Carlyle Secured Lending III, Carlyle Secured Lending, Inc., Blue Fox Merger Sub, Inc., and (for the limited purposes set forth therein) CSL III Advisor, LLC and Carlyle Global Credit Investment Management L.L.C., dated as of August 2, 2024 (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed on August 5, 2024).

2.2	Amendment to the Agreement and Plan of Merger among Carlyle Secured Lending III, Carlyle Secured Lending, Inc., Blue Fox Merger Sub, Inc., CSL III Advisor, LLC and Carlyle Global Credit Investment Management L.L.C., dated as of January 3, 2025 (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed on January 3, 2025).

99.1	Joint press release of Carlyle Secured Lending, Inc. and Carlyle Secured Lending III, dated March 26, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Secured Lending III

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Chief Compliance Officer and Secretary

Date: March 27, 2025